SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 27, 2004

                               CIRRUS LOGIC, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                      0-17795                       77-0024818
(State or Other Jurisdiction of        (Commission                (IRS Employer
Incorporation or Organization)         File Number)         Identification No.)


               2901 Via Fortuna, Austin, TX                      78746
               (Address of Principal Executive Offices)          (Zip Code)

       Registrant's telephone number, including area code: (512) 851-4000



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Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

         The exhibit listed below is being furnished with this Form 8-K:

         Exhibit 99.1 Registrant's Fiscal Fourth Quarter and Fiscal Year 2004 Earnings Release dated April 28, 2004.


Item 12.  Results of Operations and Financial Condition.

         On April 28, 2004, Cirrus Logic, Inc. (the "Company") issued a press release relating to the results of its fiscal fourth quarter and fiscal year 2004 ended March 27, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     CIRRUS LOGIC, INC.


Date:  April 28, 2004                      By:     /s/ John T. Kurtzweil
                                           Name:   John T. Kurtzweil
                                           Title:  Senior Vice President & Chief
                                                   Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1 Text of Registrant's Fourth Quarter Fiscal Year 2004 and fiscal year end Earnings Release dated April 28, 2004.